AGREEMENT AND PLAN OF MERGER


                                     between


                          PACIFIC FINANCIAL CORPORATION

                                       and

                                BNW BANCORP, INC.




                          Dated as of October 22, 2003

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I      THE MERGER....................................................1

      1.1   The Holding Company Merger.......................................1

      1.2   Effective Time; Closing..........................................1

      1.3   Effects of the Merger............................................1

      1.4   Conversion of NorthWest Common Stock.............................2

      1.5   Pacific Common Stock.............................................2

      1.6   Conversion of Options............................................2

      1.7   Fractional Shares................................................3

      1.8   Adjustment to Stock..............................................3

      1.9   Articles of Incorporation........................................3

      1.10  Bylaws...........................................................3

      1.11  Directors and Officers...........................................3

      1.12  Tax Consequences.................................................3

      1.13  Banking Subsidiary Merger........................................3

ARTICLE II     EXCHANGE OF SHARES............................................4

      2.1   Pacific to Make Shares Available.................................4

      2.2   Exchange of Shares...............................................4

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF NORTHWEST...................6

      3.1   Corporate Organization...........................................6

      3.2   Capitalization...................................................7

      3.3   Authority; No Violation..........................................7

      3.4   Consents and Approvals...........................................8

      3.5   Reports..........................................................9

      3.6   Financial Statements.............................................9

      3.7   Broker's Fees....................................................9

      3.8   Absence of Certain Changes or Events............................10

      3.9   Legal Proceedings...............................................10

      3.10  Taxes and Tax Returns...........................................10

      3.11  Employee Benefits...............................................11

      3.12  Compliance With Applicable Law..................................12

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
      3.13  Certain Contracts...............................................13

      3.14  Properties......................................................14

      3.15  Agreements With Regulatory Agencies.............................14

      3.16  Undisclosed Liabilities.........................................14

      3.17  Fiduciary Activities............................................14

      3.18  Material Interests of Certain Persons...........................15

      3.19  Registration Obligations........................................15

      3.20  Patents, Trademarks and Trade Names.............................15

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF PACIFIC....................16

      4.1   Corporate Organization..........................................16

      4.2   Capitalization..................................................17

      4.3   Authority; No Violation.........................................17

      4.4   Consents and Approvals..........................................18

      4.5   Reports.........................................................18

      4.6   Financial Statements............................................18

      4.7   Brokers' Fees...................................................19

      4.8   Absence of Certain Changes or Events............................19

      4.9   Legal Proceedings...............................................19

      4.10  Taxes and Tax Returns...........................................19

      4.11  Employee Benefits...............................................20

      4.12  SEC Reports.....................................................21

      4.13  Compliance With Applicable Law..................................22

      4.14  Certain Contracts...............................................22

      4.15  Properties......................................................23

      4.16  Agreements With Regulatory Agencies.............................23

      4.17  Undisclosed Liabilities.........................................24

      4.18  Fiduciary Activities............................................24

      4.19  Material Interests of Certain Persons...........................24

      4.20  Patents, Trademarks and Trade Names.............................24

ARTICLE V      COVENANTS RELATING TO CONDUCT OF BUSINESS....................25

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
      5.1   Conduct of NorthWest Businesses Prior to the Effective Time.....25

      5.2   Negative Covenants..............................................25

      5.3   Pacific Forbearances............................................26

ARTICLE VI     ADDITIONAL AGREEMENTS........................................27

      6.1   Regulatory Matters..............................................27

      6.2   Access to Information...........................................28

      6.3   Shareholders' Approvals.........................................29

      6.4   Legal Conditions to Merger; Closing Documents...................29

      6.5   Affiliates......................................................29

      6.6   Employee Benefit Plans..........................................29

      6.7   Indemnification; Directors' and Officers' Insurance.............30

      6.8   Competing Transactions..........................................31

      6.9   Additional Agreements...........................................32

      6.10  Advice of Changes...............................................32

      6.11  Advisory Board..................................................32

      6.12  Publicity.......................................................33

      6.13  Accruals and Reserves...........................................33

      6.14  Approval of Bank Plan of Merger.................................33

      6.15  Operation of Business...........................................33

ARTICLE VII    CONDITIONS PRECEDENT.........................................33

      7.1   Conditions to Each Party's Obligation to Effect the Merger......33

      7.2   Conditions to Obligation of Pacific.............................34

      7.3   Conditions to Obligation of NorthWest...........................36

ARTICLE VIII   TERMINATION AND AMENDMENT....................................37

      8.1   Termination.....................................................37

      8.2   Termination Payment.............................................38

      8.3   Effect of Termination...........................................38

      8.4   Attorney Fees...................................................39

      8.5   Amendment; Waiver...............................................39

ARTICLE IX     GENERAL PROVISIONS...........................................40

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                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page


      9.1   Nonsurvival of Representations, Warranties, and Agreements......40

      9.2   Expenses........................................................40

      9.3   Notices.........................................................40

      9.4   Interpretation..................................................41

      9.5   Counterparts....................................................41

      9.6   Entire Agreement................................................41

      9.7   Governing Law...................................................41

      9.8   Severability....................................................41

      9.9   Assignment......................................................42

                          AGREEMENT AND PLAN OF MERGER


          AGREEMENT AND PLAN OF MERGER, dated as of October 22, 2003, by and between PACIFIC FINANCIAL CORPORATION, a Washington corporation ("Pacific"), and BNW BANCORP, INC., a Washington corporation ("NorthWest").

          WHEREAS the boards of directors of Pacific and NorthWest have determined that it is in the best interests of their respective companies and their shareholders to consummate the merger provided for herein in which NorthWest will, subject to the terms and conditions set forth herein, merge (the "Merger") with and into Pacific, so that Pacific is the surviving corporation in the Merger;

          WHEREAS, as an inducement for Pacific to enter into this Agreement and consummate the Merger, each of the directors of NorthWest has entered into or will promptly hereafter enter into a Voting Agreement and Resignation dated as of the date of this Agreement; and

          WHEREAS the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger;

          NOW,   THEREFORE,   in   consideration   of  the   mutual   covenants,
representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                   THE MERGER

          1.1 The Holding Company Merger. Subject to the terms and conditions of
              --------------------------
this Agreement, NorthWest shall merge with and into Pacific at the Effective Time (as defined in Section 1.2 hereof) in accordance with the Washington Business Corporation Act (the "WBCA"). Pacific shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue its corporate existence under the laws of the State of Washington. Upon consummation of the Merger, the separate corporate existence of NorthWest shall terminate.

          1.2 Effective Time; Closing.  The Merger shall become effective as set
              -----------------------
forth in articles of merger (the "Articles of Merger"), which shall be filed with the Secretary of State of the State of Washington (the "Washington Secretary"), on the Closing Date (as defined below). The date and time when the Merger becomes effective, as set forth in the Articles of Merger, is herein referred to as the "Effective Time." Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") will take place at a date, time, and place to be specified by the parties, which date shall be no later than five business days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VII of this Agreement (the "Closing Date").

          1.3 Effects of the Merger. At and after the Effective Time, the Merger
              ---------------------
shall have the effects set forth in Section 23B.11.060 of the WBCA.

          1.4  Conversion  of NorthWest  Common Stock.  At the  Effective  Time,
               --------------------------------------
subject to Section 2.2(e) hereof, by virtue of the Merger, each share of the common stock, $1.00 par value per share, of NorthWest ("NorthWest Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares ("Dissenting Shares") as to which a dissenting shareholder has taken the actions required by Section 23B.13 of the WBCA relating to dissenters' rights) shall be converted into the right to receive 0.85 shares (the "Exchange Ratio") of common stock, $1.00 par value per share, of Pacific ("Pacific Common Stock"), provided that any shares of NorthWest Common Stock owned by Pacific or any of its Subsidiaries (other than in a fiduciary capacity) will not be converted in the Merger but will be cancelled without consideration. Each Dissenting Share shall be treated in accordance with the provisions of the WBCA relating to dissenters' rights.

          All of the shares of NorthWest Common Stock converted into Pacific Common Stock pursuant to this Article I shall no longer be outstanding and shall automatically be canceled and cease to exist as of the Effective Time, and each certificate (each a "NorthWest Certificate") previously representing any such shares of NorthWest Common Stock shall thereafter represent the right to receive
(i) a certificate representing the number of whole shares of Pacific Common Stock and (ii) cash in lieu of fractional shares, in each case into which the shares of NorthWest Common Stock represented by such NorthWest Certificate have been converted pursuant to this Article I and Sections 1.7 and 2.2 of this Agreement. NorthWest Certificates previously representing shares of NorthWest Common Stock shall be exchanged for certificates representing whole shares of Pacific Common Stock and cash in lieu of fractional shares without any interest in accordance with Section 2.2 of this Agreement.

          1.5 Pacific Common Stock.  At and after the Effective Time, each share
              --------------------
of Pacific Common Stock issued and outstanding immediately prior to the Closing Date shall remain an issued and outstanding share of common stock of the Surviving Corporation and shall not be affected by the Merger.

          1.6 Conversion of Options.  At the Effective Time of the Merger,  each
              ---------------------
option to purchase shares of NorthWest Common Stock under any stock option plan of NorthWest (collectively, the "NorthWest Stock Option Plans") which is outstanding and unexercised immediately prior to the Effective Date of the Merger (each, a "NorthWest Stock Option"), shall cease to represent a right to acquire shares of NorthWest Common Stock and shall be converted automatically into an option to purchase shares of Pacific Common Stock (each, a "Substitute Option") in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the NorthWest Stock Option Plans).

          (a) The number of shares of Pacific Common Stock to be subject to the Substitute Option shall be the product (rounded down to the nearest share) of the number of shares of NorthWest Common Stock subject to the option and the Exchange Ratio; and

          (b) The exercise price per share of Pacific Common Stock under the Substitute Option shall be equal to the result (rounded down to the nearest cent) of dividing the exercise price per share of NorthWest Common Stock under the option by the Exchange Ratio.

          1.7 Fractional  Shares.  No fractional  shares of Pacific Common Stock
              ------------------
and no certificates therefor shall be issued to represent any fractional interest, and any holder thereof shall be paid cash in lieu of fractional shares pursuant to Section 2.2(e) of this Agreement equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by $27.15.

          1.8  Adjustment to Stock.  If prior to the Effective  Time (or as of a
               -------------------
record date prior to the Effective Time) the outstanding shares of Pacific Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in Pacific's capitalization, then an appropriate and proportionate adjustment shall be made to the Exchange Ratio.

          1.9 Articles of Incorporation.  At the Effective Time, the Articles of
              -------------------------
Incorporation of Pacific, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

          1.10  Bylaws.  At the  Effective  Time,  the Bylaws of Pacific,  as in
                ------
effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

          1.11  Directors and Officers.  From and after the Effective  Time, the
                ----------------------
board of directors of the Surviving Corporation shall include the members of the board of directors of Pacific as constituted immediately prior to the Effective Time, together with John R. Ferlin, G. Dennis Archer, and Stewart L. Thomas, who shall hold office until their successors are elected and qualified. The officers of the Surviving Corporation from and after the Effective Time shall be the officers of Pacific immediately prior to the Effective Time, together with such additional officers as may thereafter be appointed, until such time as their successors are appointed in accordance with the Bylaws of the Surviving Corporation.

          1.12 Tax Consequences. It is intended that the Merger shall constitute
               -----------------
a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code.

          1.13 Banking Subsidiary Merger.
               --------------------------

          (a) Upon performance of all of the covenants of the parties hereto and fulfillment or waiver of all of the conditions contained herein, and at the Effective Time, Bank NorthWest, a banking corporation organized under the laws of the state of Washington and wholly owned subsidiary of Northwest ("Bank Northwest"), will be merged (the "Bank Merger") with and into the Bank of the Pacific, a banking corporation organized under the laws of the state of Washington and wholly owned subsidiary of Pacific ("Bank of the Pacific"), in accordance with the provisions of Washington banking law. An agreement of merger in the form attached hereto as Exhibit 1.13 shall be filed with the appropriate authorities in the state of Washington, including the director of the Department of Financial Institutions (the "Washington Director"), and the Bank Merger will be effective as of the date set forth in a certificate of merger issued by the Washington Director.

          (b) Upon effectiveness of the Bank Merger, each outstanding share of Bank of the Pacific common stock shall remain outstanding as shares of the resulting bank, the holder of such shares shall retain its rights with respect to such shares as in effect prior to the Bank Merger, and each outstanding share of Bank Northwest common stock will be cancelled.

                                   ARTICLE II
                               EXCHANGE OF SHARES

          2.1 Pacific to Make  Shares  Available.  At or prior to the  Effective
              ----------------------------------
Time, Pacific will provide to Bank of the Pacific, acting as exchange agent for the Merger (the "Exchange Agent"), for the benefit of the holders of NorthWest Certificates, for exchange in accordance with this Article II, certificates representing the shares of Pacific Common Stock and the cash in lieu of any fractional shares (such cash and certificates for shares of Pacific Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section
1.4 and paid pursuant to Section 2.2(a) in exchange for outstanding shares of NorthWest Common Stock.

          2.2 Exchange of Shares.
              ------------------

          (a) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a NorthWest Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the NorthWest Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the NorthWest Certificates in exchange for certificates representing the shares of Pacific Common Stock and the cash in lieu of fractional shares, if any, into which the shares of NorthWest Common Stock represented by such NorthWest Certificate or Certificates shall have been converted pursuant to this Agreement. Upon proper surrender of a NorthWest Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such NorthWest Certificate shall be entitled to receive in exchange therefor, as applicable, (i) a certificate representing shares of Pacific Common Stock into which the shares of NorthWest Common Stock shall have been converted and (ii) a check representing the amount of cash in lieu of fractional shares, if any, that such holder has the right to receive in respect of the NorthWest Certificate surrendered pursuant to the provisions of Section 1.7 of this Agreement, and the NorthWest Certificate so surrendered shall be canceled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of NorthWest Certificates.

          (b) No dividends or other distributions declared after the Effective Time with respect to Pacific Common Stock shall be paid to the holder of any unsurrendered NorthWest Certificate until the holder thereof shall surrender such NorthWest Certificate in accordance with this Article II. After the surrender of a NorthWest Certificate in accordance with this Article II, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, that theretofore had become payable with respect to shares of Pacific Common Stock represented by such NorthWest Certificate.

          (c) If any certificate representing shares of Pacific Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of Pacific Common Stock in any name other than that of the registered holder, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (d) After the Effective Time, there shall be no transfers of the shares of NorthWest Common Stock on the stock transfer books of NorthWest. If, after the Effective Time, NorthWest Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for certificates representing shares of Pacific Common Stock and cash in lieu of fractional shares, if any, as provided in this Article II.

          (e) Any portion of the Exchange Fund that remains unclaimed by the shareholders of NorthWest for 12 months after the Effective Time shall be paid to Pacific. Any shareholders of NorthWest who have not previously complied with this Article II shall thereafter look only to Pacific for payment of the shares of Pacific Common Stock, cash in lieu of any fractional shares and unpaid dividends and distributions on the Pacific Common Stock deliverable in respect of each share of NorthWest Common Stock that such shareholder is entitled to receive pursuant to this Agreement, without any interest thereon. Notwithstanding the foregoing, none of Pacific, NorthWest, the Exchange Agent, or any other person shall be liable to any former holder of shares of NorthWest Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (f) In the event any NorthWest Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Pacific, the posting by such person of a bond in such amount as Pacific may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such NorthWest Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed NorthWest Certificate the shares of Pacific Common Stock and cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF NORTHWEST

          Except as set forth in the disclosure  schedule of NorthWest delivered
to  Pacific  concurrently  herewith  (the  "NorthWest   Disclosure   Schedule"),
NorthWest hereby represents and warrants to Pacific as follows:

          3.1 Corporate Organization.
              ----------------------

          (a) NorthWest is a corporation duly organized and validly existing under the laws of the State of Washington. NorthWest has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect (as defined below) on NorthWest. NorthWest is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). As used in this Agreement, the term "Material Adverse Effect" means, with respect to Pacific, NorthWest or the Surviving Corporation, as the case may be, a material adverse effect on the business, results of operations or financial condition or prospects of such party and its Subsidiaries taken as a whole. NorthWest has previously furnished Pacific true and correct copies of its Articles of Incorporation and Bylaws as in effect as of the date of this Agreement.

          (b) The  NorthWest  Disclosure  Schedule  sets  forth a  complete  and correct list of all NorthWest Subsidiaries (as defined below), all shares or other ownership interests of which are owned by NorthWest free and clear of any liens, charges, encumbrances, and security interests whatsoever. All of such shares or other interests are duly authorized and validly issued and are fully paid and free of preemptive rights, with no liability attaching to the ownership thereof. No NorthWest Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary. As used in this Agreement, the word "Subsidiary" means any bank, corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, that is consolidated with such party for financial reporting purposes.

          (c) Each NorthWest Subsidiary (i) is duly organized and validly existing as a bank, corporation or partnership under the laws of its jurisdiction of organization, (ii) is duly qualified to do business in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have a Material Adverse Effect on NorthWest, and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. Except as set forth on the NorthWest Disclosure Schedule, NorthWest does not own beneficially, directly or indirectly, more than 5 percent of any class of equity securities or similar interests of any corporation, bank, business trust, association, or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

          (d) The minute books of NorthWest and each NorthWest Subsidiary accurately reflect in all material respects all corporate actions of the shareholders and board of directors (including committees of the board of directors) of NorthWest or its Subsidiaries.

          3.2 Capitalization. The authorized capital stock of NorthWest consists
              --------------
of 1,500,000 shares of NorthWest Common Stock and 100,000 shares of preferred stock ("NorthWest Preferred Stock"). At the close of business on October 21, 2003, there were 717,930 shares of NorthWest Common Stock and no shares of NorthWest Preferred Stock outstanding. On October 21, 2003, no shares of NorthWest Common Stock or NorthWest Preferred Stock were reserved for issuance under outstanding agreements or other instruments, other than 100,048 shares of NorthWest Common Stock issuable upon the exercise of outstanding stock options pursuant to the NorthWest Stock Option Plans. All of the issued and outstanding shares of NorthWest Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights with no liability attaching to the ownership thereof. Except as stated above, NorthWest does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of NorthWest Common Stock or NorthWest Preferred Stock or any securities representing the right to purchase or otherwise receive any shares of NorthWest Common Stock or NorthWest Preferred Stock. NorthWest has previously provided Pacific with a true and correct list of the option holders, the date of each option to purchase NorthWest Common Stock granted, the number of shares subject to each such option, the expiration date of each such option, and the price at which each such option may be exercised under the NorthWest Stock Option Plans. Except as set forth in the NorthWest Disclosure Schedule, since January 1, 2003, no shares of NorthWest capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by NorthWest or any NorthWest Subsidiary, and no dividends or other distributions have been declared, set aside, made or paid to NorthWest shareholders.

          3.3 Authority; No Violation.
              -----------------------

          (a) NorthWest has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the board of directors of NorthWest. The board of directors of NorthWest has directed that this Agreement and the transactions contemplated hereby be submitted to NorthWest's shareholders for approval at a meeting of such shareholders and, except for the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of NorthWest Common Stock, no other corporate proceedings on the part of NorthWest are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by NorthWest and (assuming due authorization, execution and delivery by Pacific) constitutes a valid and binding obligation of NorthWest, enforceable against NorthWest in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

          (b) Neither the execution and delivery of this Agreement by NorthWest nor the consummation by NorthWest of the transactions contemplated hereby, nor compliance by NorthWest with any of the terms or provisions hereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of NorthWest or
(ii) assuming that the consents and approvals referred to in Section 3.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to NorthWest or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of NorthWest or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which NorthWest or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults that, either individually or in the aggregate, will not have or be reasonably likely to have a Material Adverse Effect on NorthWest.

          3.4 Consents and Approvals. Except for (i) the filing of applications,
              ----------------------
notices or requests for waiver, as applicable, with the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") under the BHC Act, (ii) the filing of any requisite applications with the Federal Deposit Insurance Corporation (the "FDIC") in connection with the Bank Merger, (iii) the filing of any required applications or notices with any state agencies and approval of such applications and notices with respect to the Merger and the Bank Merger (the "State Approvals"), (iv) the filing with the SEC of a joint proxy statement in definitive form relating to the meetings of Pacific's and NorthWest's shareholders to be held in connection with approval of this Agreement and the transactions contemplated hereby (the "Joint Proxy Statement") and the registration statement on Form S-4 (the "S-4") in which the Joint Proxy Statement will be included as a prospectus, (v) the filing of the Articles of Merger with the Washington Secretary pursuant to the WBCA and an agreement of merger with respect to the Bank Merger with the Washington Director, (vi) such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states in connection with the issuance of the shares of Pacific Common Stock pursuant to this Agreement, (vii) the approval of this Agreement by the shareholders of Pacific and NorthWest as provided in Section 7.1(a) below, and (viii) the consents and approvals set forth in the NorthWest Disclosure Schedule, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality (each a "Governmental Entity") or with any third party are necessary in connection with (A) the execution and delivery by

NorthWest of this Agreement and (B) the consummation by NorthWest of the Merger and the other transactions contemplated hereby.

          3.5 Reports.  NorthWest and each  NorthWest  Subsidiary has timely and
              -------
properly filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 2000, with (i) the Federal Reserve Board, (ii) any state regulatory authority, (iii) the FDIC, and (iv) any self-regulatory organization (collectively, "Regulatory Agencies"), and all other material reports and statements required to be filed by them since January 1, 2000, and have paid all fees and assessments due and payable in connection therewith. All such reports and statements filed with any Regulatory Agency are collectively referred to herein as the "NorthWest Reports." As of their respective dates, the NorthWest Reports complied in all material respects with all the rules and regulations promulgated by applicable Regulatory Agencies and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of all the NorthWest Reports have been made available to Pacific by NorthWest. Except for normal examinations conducted by a Regulatory Agency in the regular course of the business of NorthWest and the NorthWest Subsidiaries, no Regulatory Agency has initiated any proceeding or, to the best knowledge of NorthWest, investigation into the business or operations of NorthWest or any of the NorthWest Subsidiaries since January 1, 2003. There is no material unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of NorthWest or any of the NorthWest Subsidiaries.

          3.6  Financial  Statements.  NorthWest  has  previously  delivered  to
               ---------------------
Pacific copies of (a) the consolidated balance sheets of NorthWest and NorthWest Subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholders' equity and cash flows for 2000 through 2002, inclusive, in each case accompanied by the audit report of Moss Adams LLP, independent public accountants, and (b) the unaudited consolidated balance sheets of NorthWest and the NorthWest Subsidiaries as of June 30, 2003, and June 30, 2002, and the related unaudited consolidated statements of income, cash flows and changes in shareholders' equity for the six-month periods then ended. The financial statements referred to in this Section 3.6 (including the related notes, where applicable) fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount) the results of the consolidated operations and changes in shareholders' equity and consolidated financial position of NorthWest and the NorthWest Subsidiaries for the respective periods or as of the respective dates and each of such statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except in each case as indicated in such statements or in the notes thereto. The allowances for credit losses contained in the financial statements referred to in this Section 3.6 were adequate as of their respective dates to absorb reasonably anticipated losses in the loan portfolio of NorthWest and the NorthWest Subsidiaries.

          3.7 Broker's Fees.  Except for D. A. Davidson & Co., neither NorthWest
              -------------
nor any NorthWest Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

          3.8 Absence of Certain Changes or Events.
              ------------------------------------

          (a) Since December 31, 2002, (i) neither NorthWest nor any NorthWest Subsidiary has incurred any material liability, except in the ordinary course of business consistent with past practices, and (ii) no event has occurred that has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on NorthWest.

          (b) Since June 30, 2003, neither NorthWest nor any of its Subsidiaries has, except for normal increases in the ordinary course of business consistent with past practice, increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any executive officer, employee, or director, granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, or paid any bonus other than customary year-end bonuses.

          3.9 Legal Proceedings.  Neither NorthWest nor any NorthWest Subsidiary
              -----------------
is a party to any, and there are no pending or, to the best of NorthWest's knowledge, threatened, legal, administrative, arbitral or other proceedings or investigations of any nature (i) against NorthWest or any NorthWest Subsidiary or (ii) challenging the validity or propriety of the transactions contemplated by this Agreement. There is no injunction, order, judgment, decree, or regulatory restriction imposed upon NorthWest, any NorthWest Subsidiary or the assets of NorthWest or any NorthWest Subsidiaries. The NorthWest Disclosure
Schedule includes a list of all litigation involving NorthWest that was material to NorthWest's business taken as a whole and that has been active or been threatened in writing since January 1, 2001.

          3.10 Taxes and Tax Returns.
               ---------------------

          (a) Each of NorthWest and the NorthWest Subsidiaries has filed all federal, state, county, local and foreign tax returns (all such returns being accurate and complete in all material respects) required to be filed by it on or prior to the date hereof (and as of the date of any certificate delivered pursuant to Section 7.2(a) of this Agreement) and has paid or made provisions for the payment of all Taxes (as defined below) and other governmental charges which have been incurred or are due or claimed to be due from it (including, without limitation, if and to the extent applicable, those due in respect of its properties, income, business, capital stock, deposits, franchises, licenses, sales and payrolls) other than Taxes or other charges that (1) are not yet delinquent or are being contested in good faith and (2) have not been finally determined. There are no material disputes pending, or claims asserted for, Taxes or assessments upon NorthWest or any NorthWest Subsidiary, nor has NorthWest or any NorthWest Subsidiary been requested to give any currently effective waivers extending the statutory period of limitation applicable to any federal, state, county or local income tax return for any period. In addition,
(i) proper and accurate amounts have been withheld by NorthWest and each NorthWest Subsidiary from their employees for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws, except where failure to do so would not have a Material Adverse Effect on NorthWest, (ii) federal, state, county and local returns that are accurate and complete in all material respects have been filed by NorthWest and NorthWest Subsidiaries for all periods for which returns were due with respect to income tax withholding,

Social Security and unemployment taxes, except where failure to do so would not have a Material Adverse Effect on NorthWest, (iii) the amounts shown on such federal, state, local or county returns to be due and payable have been paid in full or adequate provision therefor has been included by NorthWest in its consolidated financial statements and (iv) there are no tax liens upon any property or assets of NorthWest or its Subsidiaries except liens for current taxes not yet due.

          (b) As used in this Agreement, the term "Tax" or "Taxes" means all federal, state, county, local, and foreign income, excise, gross receipts, ad valorem, profits, gains, property, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

          (c) Any amount that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of NorthWest or any of its affiliates would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

          (d) No disallowance of a deduction under Section 162(m) of the Code for employee remuneration of any amount paid or payable by NorthWest or any NorthWest Subsidiary under any contract, plan, program, arrangement or understanding will occur as a result of payments made on or prior to the Closing Date or the termination of this Agreement.

          3.11 Employee Benefits.
               -----------------

          (a) The NorthWest Disclosure Schedule sets forth a true and complete list of each material plan, arrangement or agreement regarding compensation or benefits for any employees, former employees, directors, or former directors that is maintained, sponsored or obligated to be contributed to as of the date of this Agreement (the "NorthWest Benefit Plans") by NorthWest or any of its Subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), all of which together or individually with NorthWest would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (b) NorthWest has delivered to Pacific true and complete copies of each of the NorthWest Benefit Plans and all related documents, including but not limited to the most recent determination letter from the Internal Revenue Service (if applicable) for such Plan.

          (c) (i) Each of the  NorthWest  Benefit  Plans has been  operated  and administered in all material respects in compliance with its provisions and applicable law, including but not limited to ERISA and the Code, (ii) each of the NorthWest Benefit Plans intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified, (iii) with respect to each NorthWest Benefit Plan that is subject to Title IV of ERISA, the present value of accrued benefits under such NorthWest Benefit Plan did not, as of its latest valuation date, exceed the then current market value of the assets of such NorthWest Benefit Plan allocable to such accrued benefits, (iv) no NorthWest Benefit Plan provides benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former employees of NorthWest, any NorthWest Subsidiary or any ERISA Affiliate beyond their retirement or other termination of service, other than (w) coverage mandated by applicable law other than as a result of having to follow the Plan's terms, (x) death benefits or retirement benefits, (y) deferred compensation benefits accrued as liabilities on the books of NorthWest, its Subsidiaries or the ERISA Affiliates or (z) benefits the full cost of which is borne by the current or former employee (or his beneficiary), (v) no liability under ERISA has been incurred by NorthWest, its Subsidiaries or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to NorthWest, its Subsidiaries or any ERISA Affiliate of incurring a material liability thereunder, (vi) no NorthWest Benefit Plan is a "multiemployer plan," as such term is defined in Section 3(37) of ERISA or a "multiple employer welfare arrangement" as such term is defined in Section 3(40) of ERISA, (vii) all contributions or other amounts payable by NorthWest or NorthWest Subsidiaries as of the Effective Time with respect to each NorthWest Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with generally accepted accounting practices, ERISA and the Code,
(viii) neither NorthWest, its Subsidiaries nor any ERISA Affiliate has engaged in a transaction which could result in either a material civil penalty or a material tax, (ix) neither Northwest nor any Subsidiary or ERISA Affiliate are members of an affiliated service group as defined in Code Section 414(m) or have any leased employees as defined in Code Section 414(n), except as described in the Northwest Disclosure Schedule, and (x) to the best knowledge of NorthWest, there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the NorthWest Benefit Plans or any trusts related thereto.

          (d) Except as set forth in the NorthWest Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment, including, without limitation, severance, unemployment compensation, golden parachute or otherwise, becoming due to any director, officer or any employee of NorthWest or any of its affiliates, (ii) materially increase any benefits otherwise payable under any NorthWest Benefit Plan or (iii) result in any acceleration of the time of payment or vesting of any such benefits.

          3.12 Compliance With Applicable Law.
               ------------------------------

          (a) NorthWest and each NorthWest Subsidiary holds and has at all times held all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to all, and have complied with and are not in default in any material respect under any, applicable laws, statutes, orders, rules, or regulations of any Governmental Entity relating to NorthWest or any NorthWest Subsidiary, except where the failure to hold such license, franchise, permit or authorization or such noncompliance or default would not, individually or in the aggregate, have a Material Adverse Effect on NorthWest, and neither NorthWest nor any of its Subsidiaries knows of, or has received notice of, any material violations of any of the above.

          (b) Except as would not have a Material Adverse Effect, (i) no real property presently or previously owned, operated, or leased by NorthWest or any NorthWest Subsidiaries or, to the best of their knowledge, securing any obligations owed to them has been used as a storage or disposal site for hazardous substances within the meaning of any applicable federal, state, or local statute, law, rule, or regulation, and no hazardous substances have been transferred from or to such real property, (ii) no Governmental Entity has issued any citation or notice of violation relating to any environmental matter concerning any real property owned, operated, or leased by NorthWest or any NorthWest Subsidiary or, to the best of their knowledge, securing any obligations owed to them, and neither NorthWest nor any of its Subsidiaries has received any notice that any such real property may or will be included on any list of areas affected by any release of any hazardous substance or that it has or may be named as a responsible or potentially responsible party with respect to any hazardous substance site, and (iii) neither NorthWest nor any of its Subsidiaries has received any notice of any threatened investigation, proceeding, or litigation concerning any such real property with respect to any environmental matter or knows of any basis for any such investigation, proceeding, or litigation.

          3.13  Certain  Contracts.   Except  as  set  forth  on  the  NorthWest
                ------------------
Disclosure Schedule,

          (a) neither NorthWest nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) with respect to the employment of any directors, officers, employees or consultants, (ii) that, upon the consummation of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from NorthWest, Pacific, the Surviving Corporation, or any of their respective Subsidiaries to any officer or employee thereof, (iii) that is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC), (iv) that restricts the conduct of any line of business by NorthWest,
(v) with or to a labor union or guild (including any collective bargaining agreement) or (vi) (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. NorthWest has previously delivered to Pacific true and correct copies of all employment, consulting, and compensation agreements that are in writing and a written summary of all such contracts that are material to NorthWest and not in writing. Each contract, arrangement, commitment or understanding of the type described in this Section, whether or not set forth in the NorthWest Disclosure Schedule, is referred to herein as a "NorthWest Contract." Neither NorthWest nor any of its Subsidiaries knows of, or has received notice of, any violation of any NorthWest Contract by any of the other parties thereto that, individually or in the aggregate, would have a Material Adverse Effect on NorthWest.

          (b) (i) each NorthWest Contract is valid and binding and in full force and effect, (ii) NorthWest and each NorthWest Subsidiary has in all material respects performed all obligations required to be performed by it to date under each NorthWest Contract, except where such noncompliance, individually or in the aggregate, would not have a Material Adverse Effect on NorthWest, and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of NorthWest or any NorthWest Subsidiary or, to the knowledge of NorthWest, on the part of any other party under any such NorthWest Contract, except where such default, individually or in the aggregate, would not have a Material Adverse Effect on NorthWest.

          3.14  Properties.  Except as  disclosed  or  reserved  against  in its
                ----------
financial statements described in Section 3.6 of this Agreement, NorthWest and its Subsidiaries have good and marketable title, free and clear of all liens, pledges, security interests or other encumbrances or restrictions of any kind (other than liens for current taxes not yet delinquent) to all of the properties and assets, tangible or intangible, owned by it or its Subsidiaries as of the date of this Agreement. All leased properties, whether real property, fixtures, equipment or other property, are leased under leases or subleases that, if a NorthWest Contract, would satisfy the requirements of Section 3.13(b) above and that are enforceable in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general equity principles).

          3.15 Agreements With Regulatory Agencies. Neither NorthWest nor any of
               -----------------------------------
its Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request of (each, whether or not set forth in the NorthWest Disclosure Schedule, a "Regulatory Agreement"), any Regulatory Agency or other Governmental Entity that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business.

          3.16 Undisclosed  Liabilities.  Except for those  liabilities that are
               ------------------------
fully reflected or reserved against on the consolidated balance sheets of NorthWest referenced in Section 3.6 and for liabilities incurred in the ordinary course of business consistent with past practice, since December 31, 2002, neither NorthWest nor any NorthWest Subsidiary has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) that, either alone or when combined with all similar liabilities, has or could result in a liability in excess of $50,000.

          3.17 Fiduciary Activities. NorthWest and each NorthWest Subsidiary has
               --------------------
properly administered in all material respects, and which could reasonably be expected to be material to the financial condition of NorthWest and its Subsidiaries taken as a whole, all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither NorthWest, any NorthWest Subsidiary, nor any director, officer or employee of NorthWest or any NorthWest Subsidiary has committed any breach of trust with respect to any such fiduciary account which is material to, or could reasonably be expected to be material to, the financial condition of NorthWest and NorthWest Subsidiaries taken as a whole, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

          3.18 Material  Interests of Certain Persons.  To the best knowledge of
               --------------------------------------
NorthWest, no officer or director of NorthWest or any NorthWest Subsidiary, or any "associate" (as such term is defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any such officer or director, has any interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of NorthWest or any NorthWest Subsidiary. The NorthWest Disclosure Schedule sets forth a correct and complete list of any loan from NorthWest or any NorthWest Subsidiary to any present officer, director, or employee, or any associate or related interest of any such person, which was required under Regulation O of the Federal Reserve Board to be approved by or reported to NorthWest's or a NorthWest Subsidiary's board of directors.

          3.19  Registration  Obligations.  Neither  NorthWest nor any NorthWest
                -------------------------
Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register any of its securities under the Securities Act of 1933, as amended ("Securities Act").

          3.20 Patents,  Trademarks  and Trade Names.  The NorthWest  Disclosure
               -------------------------------------
Schedule sets forth a correct and complete list of (i) all patents, registered trademarks, trade names and registered copyrights owned by NorthWest or any NorthWest Subsidiary ("Northwest Proprietary Intellectual Property") and (ii) all patents, registered trademarks, trade names, copyrights, technology and processes used by NorthWest and the NorthWest Subsidiaries in their respective businesses which are used pursuant to a license or other right granted by a third party (together with the Northwest Proprietary Intellectual Property, herein referred to as the "Northwest Intellectual Property"). NorthWest and each NorthWest Subsidiary owns, or has the right to use pursuant to valid and effective agreements, all Northwest Intellectual Property, and the consummation of the transaction contemplated hereby will not alter or impair any such rights. No claims are pending or, to the best knowledge of NorthWest, threatened against NorthWest or any NorthWest Subsidiary by any person with respect to the use of any Northwest Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement relating to such Northwest
Intellectual   Property.  The  current  use  by  NorthWest  and  each  NorthWest
Subsidiary of the Northwest Intellectual Property does not infringe on the rights of any person, except for such infringements which in the aggregate could not reasonably be expected to have a Material Adverse Effect on NorthWest.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF PACIFIC

          Except as set forth in the disclosure schedule of Pacific delivered to NorthWest concurrently herewith (the "Pacific Disclosure Schedule"), Pacific hereby represents and warrants to NorthWest as follows:

          4.1 Corporate Organization.
              ----------------------

          (a) Pacific is a corporation duly organized and validly existing under the laws of the State of Washington. Pacific has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Pacific. Pacific is duly registered as a bank holding company under the BHC Act. Pacific has previously furnished NorthWest true and correct copies of its Articles of Incorporation and Bylaws as in effect as of the date of this Agreement.

          (b) The Pacific Disclosure Schedule sets forth a complete and correct list of all Pacific Subsidiaries, all shares or other ownership interests of which are owned by Pacific free and clear of any liens, charges, encumbrances, and security interest whatsoever. All of such shares or other interests are duly authorized and validly issued and are fully paid and free of preemptive rights, with no liability attaching to the ownership thereof. No Pacific Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

          (c) Each Pacific Subsidiary (i) is duly organized and validly existing as a bank, corporation or partnership under the laws of its jurisdiction of organization, (ii) is duly qualified to do business in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have a Material Adverse Effect on Pacific, and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. Except as set forth on the Pacific Disclosure Schedule, Pacific does not own beneficially, directly or indirectly, more than 5 percent of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

          (d) The minute books of Pacific and each Pacific Subsidiary accurately reflect in all material respects all corporate actions of its shareholders and board of directors (including committees of the board of directors).

          4.2  Capitalization.  (a) The  authorized  capital  stock  of  Pacific
               --------------
consists of (i) 25,000,000 shares of Pacific Common Stock, of which as of September 30, 2003, 2,512,689 shares were issued and outstanding, and (ii) no shares of Preferred Stock. As of September 30, 2003, no shares of Pacific Common Stock were reserved for issuance under outstanding agreements or other instruments, other than 241,800 shares of Pacific Common Stock issuable upon the exercise of outstanding stock options pursuant to the Pacific Benefit Plans (as defined in Section 4.11 below). All of the issued and outstanding shares of Pacific Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no liability attaching to the ownership thereof. Except as stated above, Pacific does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Pacific Common Stock or any other equity securities of Pacific or any securities representing the right to purchase or otherwise receive any shares of Pacific Common Stock. The shares of Pacific Common Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Effective Time, all such shares will be fully paid, nonassessable and free of preemptive rights, with no liability attaching to the ownership thereof.

          4.3 Authority; No Violation.
              -----------------------

          (a) Pacific has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the board of directors of Pacific. The board of directors of Pacific has directed that this Agreement and the transactions contemplated hereby be submitted to Pacific's shareholders for approval at a meeting of such shareholders and except for the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Pacific Common Stock, no other corporate proceedings on the part of Pacific are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Pacific and (assuming due authorization, execution and delivery by NorthWest) constitutes a valid and binding obligation of Pacific, enforceable against Pacific in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

          (b) Neither the execution and delivery of this Agreement by Pacific, nor the consummation by Pacific of the transactions contemplated hereby, nor compliance by Pacific with any of the terms or provisions hereof, will (i) violate any provisions of the Articles of Incorporation or Bylaws of Pacific or
(ii) assuming that the consents and approvals referred to in Section 4.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Pacific or any Pacific Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of Pacific or any Pacific Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Pacific or any Pacific Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have or be reasonably likely to have a Material Adverse Effect on Pacific.

          4.4 Consents and Approvals.  Except for (i) the filing of applications
              ----------------------
and notices,  as applicable,  with the Federal  Reserve Board under the BHC Act,
(ii) the filing of any requisite applications with the FDIC in connection with the Bank Merger, (iii) the filing of the State Approvals, (iv) the filing with the SEC of the Joint Proxy Statement and the S-4, (v) the filing of the Articles of Merger with the Washington Secretary pursuant to the WBCA and an Agreement of Merger with the Washington Director, (vi) such filings and approvals as are required to be made or obtained under the securities or Blue Sky laws of various states in connection with the issuance of the shares of Pacific Common Stock pursuant to this Agreement, and (vii) the approval of this Agreement by the shareholders of Pacific and NorthWest as provided in Section 7.1(a) below, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary in connection with (A) the execution and delivery by Pacific of this Agreement and (B) the consummation by Pacific of the Merger and the other transactions contemplated hereby.

          4.5  Reports.  Pacific  and each  Pacific  Subsidiary  has  timely and
               -------
properly filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 2000, with applicable Regulatory Agencies, and all other material reports and statements required to be filed by them since January 1, 2000, and have paid all fees and assessments due and payable in connection therewith. All such reports and statements filed with any Regulatory Agency are collectively referred to herein as the "Pacific Reports." As of their respective dates, the Pacific Reports complied in all material respects with all the rules and regulations promulgated by applicable Regulatory Agencies, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of all the Pacific Reports have been made available to NorthWest by Pacific. Except for normal examinations conducted by a Regulatory Agency in the regular course of the business of Pacific and the Pacific Subsidiaries, no Regulatory Agency has initiated any proceeding or, to the best knowledge of Pacific, investigation into the business or operations of Pacific or any of the Pacific Subsidiaries since January 1, 2000. There is no material unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of Pacific or any of the Pacific Subsidiaries.

          4.6  Financial   Statements.   Pacific  has  previously  delivered  to
               ----------------------
NorthWest copies of (a) the consolidated balance sheets of Pacific and the Pacific Subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholders' equity and cash flows for 2000 through 2002, inclusive, in each case accompanied by the audit report of McGladrey & Pullen LLP, independent auditors, (b) the unaudited consolidated balance sheets of Pacific and the Pacific Subsidiaries as of June 30, 2003, and June 30, 2002, and the related unaudited consolidated statements of income, cash flows and changes in shareholders' equity for the six-month periods then ended. The financial statements referred to in this Section 4.6 (including the related notes, where applicable) fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount) the results of the consolidated operations and changes in shareholders' equity and consolidated financial position of Pacific and the Pacific Subsidiaries for the respective periods or as of the respective dates and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP consistently applied during the periods involved, except in each case as indicated in such statements or in the notes thereto. The allowances for credit losses contained in the financial statements referred to in this Section 4.6 were adequate as of their respective dates to absorb reasonably anticipated losses in the loan portfolio of Pacific and the Pacific Subsidiaries.

          4.7  Brokers'  Fees.  Except for fees  payable to  Columbia  Financial
               --------------
Advisors, Inc., neither Pacific nor any Pacific Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

          4.8 Absence of Certain Changes or Events.
              ------------------------------------

          (a) Since December 31, 2002, (i) neither Pacific nor any Pacific Subsidiary has incurred any material liability, except in the ordinary course of their business consistent with their past practices, and (ii) no event has occurred that has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Pacific.

          (b) Since June 30, 2003, neither Pacific nor any of its Subsidiaries has (i) suffered any strike, work stoppage, slowdown, or other labor disturbance or (ii) been the subject of any organizing activities.

          4.9 Legal Proceedings. Neither Pacific nor any Pacific Subsidiary is a
              -----------------
party to any and there are no pending or, to the best of Pacific's knowledge, threatened, material legal, administrative, arbitral or other proceedings or investigations of any nature (i) against Pacific or any Pacific Subsidiary or
(ii) challenging the validity or propriety of the transactions contemplated by this Agreement. There is no injunction, order, judgment, decree, or regulatory restriction imposed upon Pacific, any Pacific Subsidiary or the assets of Pacific or any Pacific Subsidiary. The Pacific Disclosure Schedule includes a list of all litigation involving Pacific that was material to Pacific's business taken as a whole and that has been active or been threatened in writing since January 1, 2001.

          4.10 Taxes and Tax Returns.
               ---------------------

          (a) Each of Pacific and the Pacific Subsidiaries has filed all federal, state, county, local and foreign tax returns (all such returns being accurate and complete in all material respects) required to be filed by it on or prior to the date hereof (and as of the date of any certificate delivered pursuant to Section 7.3(a) of this Agreement) and has paid or made provisions for the payment of all Taxes (as defined below) and other governmental charges which have been incurred or are due or claimed to be due from it (including, without limitation, if and to the extent applicable, those due in respect of its properties, income, business, capital stock, deposits, franchises, licenses, sales and payrolls) other than Taxes or other charges (1) that are not yet delinquent or are being contested in good faith and
(2) have not been finally determined. There are no material disputes pending, or claims asserted for, Taxes or assessments upon Pacific or any Pacific Subsidiary, nor has Pacific or any Pacific Subsidiary been requested to give any currently effective waivers extending the statutory period of limitation applicable to any federal, state, county or local income tax return for any period. In addition, (i) proper and accurate amounts have been withheld by Pacific and each Pacific Subsidiary from their employees for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws, except where failure to do so would not have a Material Adverse Effect on Pacific, (ii) federal, state, county and local returns that are accurate and complete in all material respects have been filed by Pacific and the Pacific Subsidiaries for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes, except where failure to do so would not have a Material Adverse Effect on Pacific, (iii) the amounts shown on such federal, state, local or county returns to be due and payable have been paid in full or adequate provision therefor has been included by Pacific in its consolidated financial statements and (iv) there are no Tax liens upon any property or assets of Pacific or its Subsidiaries except liens for current taxes not yet due.

          (b) Any amount that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of Pacific or any of its affiliates would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

          (c) No disallowance of a deduction under Section 162(m) of the Code for employee remuneration of any amount paid or payable by Pacific or any Subsidiary of Pacific under any contract, plan, program, arrangement or understanding will occur as a result of the transactions contemplated by this Agreement.

          4.11 Employee Benefits.
               -----------------

          (a) The Pacific Disclosure Schedule sets forth a true and complete list of each material plan, arrangement or agreement regarding compensation or benefits for any employees, former employees, directors, or former directors that is maintained, sponsored or obligated to be contributed to as of the date of this Agreement (the "Pacific Benefit Plans") by Pacific, any of its Subsidiaries or by any trade or business, whether or not incorporated (a "Pacific ERISA Affiliate"), all of which together or individually with Pacific would be deemed a "single employer" within the meaning of Section 4001 of ERISA.

          (b) Pacific has made available to NorthWest true and complete copies of each of the Pacific Benefit Plans and all related documents, including but not limited to the most recent determination letter from the Internal Revenue Service (if applicable) for such Pacific Benefit Plan.

          (c) (i) Each of the Pacific Benefit Plans has been operated and administered in all material respects in compliance with its provisions and applicable law, including but not limited to ERISA and the Code, (ii) each of the Pacific Benefit Plans intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified, (iii) with respect to each Pacific Benefit Plan that is subject to Title IV of ERISA, the present value of accrued benefits under such Pacific Benefit Plan, as of its latest valuation date, exceed the then current market value of the assets of such Pacific Benefit Plan allocable to such accrued benefits, (iv) no Pacific Benefit Plan provides benefits, including without limitation death or medical benefits (whether or not insured), with respect to current or former employees of Pacific, any Pacific Subsidiary or any Pacific ERISA Affiliate beyond their retirement or other termination of service, other than (w) coverage mandated by applicable law other than as a result of having to follow the Plan's terms, (x) death benefits or retirement benefits, (y) deferred compensation benefits accrued as liabilities on the books of Pacific, Pacific Subsidiaries or the Pacific ERISA Affiliates or
(z) benefits the full cost of which is borne by the current or former employee (or his beneficiary), (v) no liability under ERISA has been incurred by Pacific, its Subsidiaries or any Pacific ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Pacific, its Subsidiaries or any Pacific ERISA Affiliate of incurring a material liability thereunder, (vi) no Pacific Benefit Plan is a "multiemployer plan," as such term is defined in Section 3(37) of ERISA or a "multiple employer welfare arrangement" as such term is defined in Section 3(40) of ERISA, (vii) all contributions or other amounts payable by Pacific or its Subsidiaries as of the Effective Time with respect to each Pacific Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP, ERISA and the Code, (viii) neither Pacific, its Subsidiaries nor any Pacific ERISA Affiliate has engaged in a transaction which could result in either a material civil penalty or a material tax, (ix) neither Pacific nor any Subsidiary or ERISA Affiliate are members of an affiliated service group as defined in Code
Section 414(m) or have any leased employees as defined in Code Section 414(n), except as described in the Pacific Disclosure Schedule, and (x) to the best knowledge of Pacific, there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Pacific Benefit Plans or any trusts related thereto.

          (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of Pacific or any of its affiliates from Pacific or any of its affiliates under any Pacific Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Pacific Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefits to any material extent.

          4.12 SEC Reports.  Pacific has previously  made available to NorthWest
               -----------
an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since January 1, 2001, by Pacific with the SEC pursuant to the Securities Act or the Exchange Act (the "Pacific Filings") and prior to the date hereof and (b) communication mailed by Pacific to its shareholders since January 1, 2001, and prior to the date hereof, and no such registration statement, prospectus, report, schedule, proxy statement or communication contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date. Pacific has timely filed all Pacific Filings and other documents required to be filed by it under the Securities Act and the Exchange Act, and, as of their respective dates, all Pacific Filings complied in all material respects with the published rules and regulations of the SEC with respect thereto.

          4.13 Compliance With Applicable Law.
               ------------------------------

          (a) Pacific and each Pacific Subsidiary holds, and has at all times held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to all, and have complied with and are not in default in any material respect under any, applicable laws, statutes, orders, rules, or regulations of any Governmental Entity relating to Pacific or any of its Subsidiaries, except where the failure to hold such license, franchise, permit or authorization or such noncompliance or default would not, individually or in the aggregate, have a Material Adverse Effect on Pacific, and neither Pacific nor any of its Subsidiaries knows of, or has received notice of, any material violations of any of the above.

          (b) Except as would not have a Material Adverse Effect, (i) no real property presently or previously owned, operated, or leased by Pacific or any of its Subsidiaries or, to the best of their knowledge, securing any obligations owed to them has been used as a storage or disposal site for hazardous substances within the meaning of any applicable federal, state, or local statute, law, rule, or regulation, and no hazardous substances have been transferred from or to such real property, (ii) no Governmental Entity has issued any citation or notice of violation relating to any environmental matter concerning any real property owned, operated, or leased by Pacific or any of its Subsidiaries or, to the best of their knowledge, securing any obligations owed to them, and neither Pacific nor any of its Subsidiaries has received any notice that any such real property may or will be included on any list of areas affected by any release of any hazardous substance or that it has or may be named as a responsible or potentially responsible party with respect to any hazardous substance site, and (iii) neither Pacific nor any Pacific Subsidiary has received any notice of any threatened investigation, proceeding, or litigation concerning any such real property with respect to any environmental matter or knows of any basis for any such investigation, proceeding, or litigation.

          4.14 Certain Contracts.  Except as set forth on the Pacific Disclosure
               -----------------
Schedule or in a Pacific Filing,

          (a) neither Pacific nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) with respect to the employment of any directors,  officers,  employees
or  consultants,   (ii)  that,
upon the consummation of the transactions contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from Pacific, NorthWest, the Surviving Corporation, or any of their respective Subsidiaries to any officer or employee thereof, (iii) that is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC), (iv) that restricts the conduct of any line of business by Pacific, (v) with or to a labor union or guild (including any collective bargaining agreement), or (vi) (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Each contract, arrangement, commitment or understanding of the type described in this Section, whether or not set forth in the Pacific Disclosure Schedule or an SEC filing, is referred to herein as a "Pacific Contract." Neither Pacific nor any of its Subsidiaries knows of, or has received notice of, any violation of any Pacific Contract by any of the other parties thereto that, individually or in the aggregate, would have a Material Adverse Effect on Pacific.

          (b) (i) each Pacific Contract is valid and binding and in full force and effect, (ii) Pacific and each of its Subsidiaries has in all material respects performed all obligations required to be performed by it to date under each Pacific Contract, except where such noncompliance, individually or in the aggregate, would not have a Material Adverse Effect on Pacific, and (iii) no event or condition exists that constitutes or, after notice or lapse of time, or both, would constitute, a material default on the part of Pacific or any of its Subsidiaries or, to the knowledge of Pacific, on the part of any other party under any such Pacific Contract, except where such default, individually or in the aggregate, would not have a Material Adverse Effect on Pacific.

          4.15  Properties.  Except as  disclosed  or  reserved  against  in its
                ----------
financial statements described in Section 4.6 of this Agreement, Pacific and its Subsidiaries have good and marketable title, free and clear of all liens, pledges, security interests or other encumbrances or restrictions of any kind (other than liens for current taxes not yet delinquent) to all of the properties and assets, tangible or intangible, owned by it or its Subsidiaries as of the date of this Agreement. All leased properties, whether real property, fixtures, equipment or other property, are leased under valid leases or subleases that, if a Pacific Contract, would satisfy the requirements of Section 4.14(b) above and that are enforceable in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general equity principles).

          4.16 Agreements With Regulatory  Agencies.  Neither Pacific nor any of
               ------------------------------------
its Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request of any Regulatory Agency or other Governmental Entity that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business.

          4.17 Undisclosed  Liabilities.  Except for those  liabilities that are
               ------------------------
fully reflected or reserved against on the consolidated balance sheets of Pacific referenced in Section 4.6 and for liabilities incurred in the ordinary course of business consistent with past practice, since December 31, 2002, neither Pacific nor any of its Subsidiaries has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) that, either alone or when combined with all similar liabilities, has had, or could reasonably be expected to have, a Material Adverse Effect on Pacific.

          4.18  Fiduciary  Activities.  Pacific and each Pacific  Subsidiary has
                ---------------------
properly administered in all respects material and which could reasonably be expected to be material to the financial condition of Pacific and its Subsidiaries taken as a whole all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither Pacific, any Pacific Subsidiary, nor any director, officer or employee of Pacific or any Pacific Subsidiary has committed any breach of trust with respect to any such fiduciary account which is material to, or could reasonably be expected to be material to, the financial condition of Pacific and its Subsidiaries taken as a whole, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

          4.19 Material  Interests of Certain Persons.  To the best knowledge of
               --------------------------------------
Pacific, no officer or director of Pacific or any Pacific Subsidiary, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of Pacific or any Pacific Subsidiary. The Pacific Disclosure Schedule sets forth a correct and complete list of any loan from Pacific or any Pacific Subsidiary to any present officer, director, or employee, or any associate or related interest of any such person, which was required under Regulation O of the Federal Reserve Board to be approved by or reported to Pacific's or a Pacific Subsidiary's board of directors.

          4.20  Patents,  Trademarks  and Trade  Names.  The Pacific  Disclosure
                --------------------------------------
Schedule sets forth a correct and complete list of (i) all patents, registered trademarks, trade names and registered copyrights owned by Pacific or any Pacific Subsidiary ("Pacific Proprietary Intellectual Property") and (ii) all patents, registered trademarks, trade names, copyrights, technology and processes used by Pacific and the Pacific Subsidiaries in their respective businesses which are used pursuant to a license or other right granted by a third party (together with the Pacific Proprietary Intellectual Property, herein referred to as the "Pacific Intellectual Property"). Pacific and each Pacific Subsidiary owns, or has the right to use pursuant to valid and effective agreements, all Pacific Intellectual Property, and the consummation of the transaction contemplated hereby will not alter or impair any such rights. No claims are pending or, to the best knowledge of Pacific, threatened against Pacific or any Pacific Subsidiary by any person with respect to the use of any Pacific Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement relating to such Pacific Intellectual

Property. The current use by Pacific and each Pacific Subsidiary of the Pacific Intellectual Property does not infringe on the rights of any person, except for such infringements which in the aggregate could not reasonably be expected to have a Material Adverse Effect on Pacific.

                                   ARTICLE V
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

          5.1  Conduct of  NorthWest  Businesses  Prior to the  Effective  Time.
               ----------------------------------------------------------------
During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Pacific, NorthWest shall, and shall cause its Subsidiaries to, (i) conduct its business in the usual, regular and ordinary course consistent with past practice and maintain its corporate existence in good standing, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its officers and key employees, (iii) maintain proper business and accounting records in accordance with GAAP and past practices, (iv) use all commercially reasonable efforts to obtain any approvals or consents required to maintain existing contracts in effect following the Merger, and (v) take no action that would adversely affect or delay the ability of NorthWest or Pacific to obtain any Requisite Regulatory Approvals (as defined in Section 6.1(b) below) or to perform its covenants and agreements under this Agreement.

          5.2  Negative  Covenants.  During  the  period  from  the date of this
               -------------------
Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, NorthWest shall not, and shall not permit any NorthWest Subsidiary to, without the prior written consent of Pacific:

          (a) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loan or advance;

          (b) adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or grant or issue any stock appreciation rights or any right to acquire any shares of its capital stock; or issue any additional shares of capital stock or securities or obligations convertible into or exchangeable for shares of its capital stock except pursuant to the exercise of stock options outstanding as of the date hereof;

          (c) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in the ordinary course of business consistent with past practice or pursuant to contracts or agreements in force at the date of this Agreement;

          (d) except for transactions in the ordinary course of business consistent with past practice, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity other than a wholly owned NorthWest Subsidiary;

          (e) enter into or terminate any contract or agreement, or make any change in any of its leases or contracts, other than (i) renewals of contracts and leases without material adverse changes of terms, (ii) extensions of loans or other credit facilities in the ordinary course of business consistent with past practice and in an amount as to any individual transaction not exceeding $1,000,000, (iii) any contract listed in the NorthWest Disclosure Schedule as an exception to this covenant, and (iv) other leases or contracts involving the payment or receipt, as to any individual lease or contract, of an amount not exceeding $25,000;

          (f) increase or accelerate in any manner the compensation or fringe benefits of any of its employees other than increases for employees in the ordinary course of business consistent with past practice; become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement; or enter into or commit itself to enter into any employment agreement with or for the benefit of any employee or potential employee other than an employment agreement with any individual listed in the Northwest Disclosure Schedule as an exception to this covenant;

          (g) make any contribution to any benefit plan except as required by the terms of such plan in effect as of the date of this Agreement;

          (h) settle any claim, action or proceeding involving material money damages;

          (i) amend its articles of incorporation or its bylaws;

          (j) other than in prior consultation with Pacific, restructure or materially change its investment securities portfolio or its gap position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

          (k) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law; or

          (l) agree to take any of the actions prohibited by this Section 5.2.

          5.3 Pacific Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, Pacific shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of NorthWest:

          (a) reclassify any of its capital stock or make, declare, or pay any dividend or make any other distribution on, any shares of its capital stock or any securities or obligations, convertible into or exchangeable for any shares of its capital stock (except for regular cash dividends declared in December of each year at a rate not in excess of $1.42 per share and except for dividends paid by any of its wholly owned Subsidiaries);

          (b) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions of the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

          (c) take any action that would adversely affect or delay its ability to obtain any Requisite Regulatory Approvals or to perform its covenants and agreements under this Agreement;

          (d) amend its articles of incorporation or bylaws; or

          (e) agree to take any of the actions prohibited by this Section 5.3.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

          6.1 Regulatory Matters.
              ------------------

          (a) Pacific and NorthWest shall promptly prepare the Joint Proxy Statement and Pacific shall promptly prepare and file with the SEC the S-4, in which the Joint Proxy Statement will be included as a prospectus. Each of Pacific and NorthWest shall use all reasonable efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing, and Pacific and NorthWest shall thereafter mail the Joint Proxy Statement to their respective shareholders. Pacific shall also use all reasonable efforts to obtain all necessary state securities law or Blue Sky permits and approvals required to carry out the transactions contemplated by this Agreement, and NorthWest shall furnish all information concerning NorthWest and the holders of NorthWest Common Stock as may be reasonably requested in connection with any such action, all of which information will be true and correct as of the date provided.

          (b) The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings and to obtain as promptly as practicable all waivers, permits, consents, approvals and authorizations of all Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (all such waivers, permits, consents, approvals and authorizations being referred to herein as the "Requisite Regulatory Approvals"), and to comply with the terms and conditions of all Requisite Regulatory Approvals, and to obtain as promptly as practicable all consents of third parties which are necessary or advisable to consummate the transactions contemplated by this Agreement. Pacific and NorthWest shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to NorthWest or Pacific, as the case may be, and any of their respective Subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all Requisite Regulatory Approvals and all consents of third parties necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

          (c) Pacific and NorthWest shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Joint Proxy Statement, the S-4, or any other statement, filing, notice or application made by or on behalf of Pacific, NorthWest or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

          (d) Pacific and NorthWest shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement which causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval will be materially delayed.

          6.2 Access to Information.
              ---------------------

          (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, each of Pacific and NorthWest shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records (other than reports or documents which Pacific or NorthWest, as the case may be, is not permitted to disclose under applicable law) and all other information concerning its business, properties and personnel as such party may reasonably request. Neither Pacific nor NorthWest nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Pacific's or NorthWest's, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement.

          (b) Each of Pacific and NorthWest shall hold all information furnished by the other party or any of such party's Subsidiaries or representatives pursuant to

Section 6.2(a) in confidence to the extent required by, and in accordance with, the provisions of the joint confidentiality agreement, dated September 4, 2003, between Pacific and NorthWest (the "Confidentiality Agreement").

          (c) No investigation by either of the parties or their respective representatives shall affect the representations and warranties of the other set forth herein.

          6.3 Shareholders' Approvals.  Each of Pacific and NorthWest shall call
              -----------------------
a meeting of its shareholders to be held as soon as practicable for the purpose of submitting this Agreement and the Merger to shareholders for approval, and each shall use its best efforts to cause such meetings to occur on the same date. Subject to fiduciary requirements under applicable law, the boards of directors of NorthWest and Pacific shall recommend such approval to their respective shareholders and shall use reasonable efforts to solicit such approval.

          6.4 Legal Conditions to Merger; Closing Documents. Each of Pacific and
              ---------------------------------------------
NorthWest shall, and shall cause its Subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper, or advisable to comply promptly with all legal requirements which may be imposed on such party or its Subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement, (b) to obtain (and to cooperate with the other party to obtain) all Requisite Regulatory Approvals and the consent of any other third party which is required to be obtained by NorthWest or Pacific or any of their respective Subsidiaries in connection with the Merger and the merger or mergers of Subsidiaries of Pacific and NorthWest and the other transactions contemplated by this Agreement, and (c) to deliver at the Closing all opinions, certificates, and other documents required to be delivered by it at the Closing.

          6.5 Affiliates. Each director,  executive officer and other person who
              ----------
is an "affiliate" (for purposes of Rule 145 under the Securities Act) of NorthWest has delivered or will deliver a written agreement, in the form of
Exhibit 6.5 hereto, providing that such person will not sell, pledge, transfer or otherwise dispose of any shares of Pacific Common Stock held by such "affiliate" as and to the extent described in the Agreement. Notwithstanding any other provision of this Agreement, no certificate for Pacific Common Stock shall be delivered in exchange for NorthWest Certificates held by any such "affiliate" who shall not have executed and delivered such an agreement.

          6.6 Employee Benefit Plans.
              ----------------------

          (a) NorthWest and each NorthWest Subsidiary will take all action necessary or required to terminate or amend, if requested by Pacific, all qualified retirement and welfare benefit plans and all non-qualified benefit plans and compensation arrangements as of the Effective Date of the Merger.

          (b) Within a reasonable time after the Effective Time, and subject to applicable law, Pacific shall provide to the employees of Pacific and its Subsidiaries who formerly were employees of NorthWest and its Subsidiaries employee benefits substantially the same as those provided to similarly situated employees of Pacific and its Subsidiaries. From and after the Effective Time, employees of Pacific or its Subsidiaries who were employees of NorthWest and its Subsidiaries immediately prior to the Effective Time shall receive full credit for all purposes under any qualified retirement and welfare benefit plans, non-qualified benefit plans, and compensation plans of Pacific, except the accrual of benefits, for their length of service prior to the Effective Time with NorthWest or any of its Subsidiaries (and any predecessors thereto) to the extent such service would be recognized under such plans, if such service had been with Pacific and its Subsidiaries and to the extent that service credit would not violate any applicable income tax qualification rule.

          (c) NorthWest shall take all action necessary to cause each outstanding option to purchase NorthWest Common Stock held by directors or employees of NorthWest and its Subsidiaries, together with the NorthWest Stock Option Plans, to be amended at or prior to the Effective Time so that from and after the Effective Time, there shall be substituted for each such option an option to purchase shares of Pacific Common Stock rather than NorthWest Common Stock as provided in Section 1.6 of this Agreement.

          6.7    Indemnification;    Directors'    and   Officers'    Insurance.
                 --------------------------------------------------------------

          (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of NorthWest or any of its Subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on (i) the fact that he is or was a director or officer of NorthWest, any NorthWest Subsidiary or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated by this Agreement, whether asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto. It is understood and agreed that after the Effective Time, Pacific shall indemnify and hold harmless, as and to the fullest extent permitted by law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney fees) and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation.

          (b) Any  Indemnified  Party  wishing  to claim  indemnification  under
Section 6.7(a), upon learning of any claim, action, suit, proceeding or investigation, shall promptly notify Pacific thereof, provided that the failure to so notify shall not affect the obligations of Pacific under this Section 6.7 except to the extent such failure to notify materially prejudices Pacific. In the event of any such threatened or actual claim, action, suit, proceeding, or investigation, (1) Pacific shall have the right to assume the defense thereof and upon such assumption Pacific shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if Pacific elects not to assume such defense or counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest between Pacific and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with Pacific, and Pacific shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties; provided, however, that

Pacific shall be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, unless an Indemnified Party shall have reasonably concluded, based on the advice of counsel, that the use of one counsel would present such counsel with a conflict of interest, and (2) such Indemnified Party shall cooperate fully in the defense of such matter. Pacific shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld), and Pacific shall have no obligation to any Indemnified Party if a court of competent jurisdiction shall determine that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. Notwithstanding the foregoing, Pacific shall have no obligation to indemnify the Indemnified Parties except to the extent they would be entitled to such indemnification under the provisions of Pacific's articles of incorporation or bylaws or any agreement to which Pacific is a party as in effect on the date of this Agreement if such Indemnified Parties had been officers or directors of Pacific at the time of the event giving rise to such indemnification.

          (c) For a period of three years from the Effective Time, Pacific shall use its best efforts to cause to be maintained in effect the current policies of directors and officers' insurance maintained by NorthWest (provided that Pacific may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not substantially less advantageous than such policy) with respect to claims arising from acts or omissions occurring prior to the Effective Time which were committed by such officers and directors in their capacity as such; provided, however, that in no event shall Pacific be required to expend more than 200 percent of the current amount expended by NorthWest (the "Insurance Amount") to maintain or procure insurance coverage pursuant hereto and further provided that if Pacific is unable to maintain or obtain the insurance called for by this Section 6.7(c), Pacific shall use its best efforts to obtain as much comparable insurance as is available for the Insurance Amount.

          (d) In the event Pacific or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Pacific assume the obligations set forth in this Section 6.7.

          (e) The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

          6.8  Competing  Transactions.  Neither  NorthWest,  nor any  NorthWest
               -----------------------
Subsidiary, nor any director, officer, representative or agent thereof, will, directly or indirectly, solicit, authorize the solicitation of, or, except to the extent that the board of directors of NorthWest shall conclude in good faith, after taking into account the written advice of its outside counsel, that to fail to do so could reasonably be determined to violate its fiduciary obligations under applicable law, enter into any discussions with any other entity or group concerning any offer or possible offer (i) to purchase any shares of common stock, any option or warrant to purchase any shares of common stock, any securities convertible into any shares of such common stock, or any other equity security of NorthWest or any NorthWest Subsidiary, (ii) to make a tender or exchange offer for any shares of such common stock or other equity security of NorthWest or any NorthWest Subsidiary, (iii) to purchase, lease or otherwise acquire the assets of NorthWest or any NorthWest Subsidiary except in the ordinary course of business, or (iv) to merge, consolidate or otherwise combine with NorthWest or any NorthWest Subsidiary. Notwithstanding anything herein to the contrary, NorthWest and its board of directors shall be permitted to comply with Rule 14e-2 promulgated under the Exchange Act with respect to any such acquisition proposal. If any corporation, partnership, person or other entity or group makes an offer or inquiry to NorthWest or any NorthWest Subsidiary concerning any of the foregoing, NorthWest or such Subsidiary will promptly disclose such offer or inquiry to Pacific.

          6.9  Additional  Agreements.  In case at any time after the  Effective
               ----------------------
Time any further action is necessary or desirable to carry out the purposes of this Agreement (including, without limitation, any merger between a Subsidiary of Pacific and a Subsidiary of NorthWest) or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, Pacific. Pending the Effective Time, Pacific and NorthWest shall consult with one another and cooperate as reasonably requested by Pacific to facilitate the integration of their respective operations as promptly as practicable after the Effective Time. Such cooperation shall include, if requested, the entering into of merger agreements between or among their respective Subsidiaries and the filing of appropriate regulatory applications with respect thereto (conditioned upon the effectiveness of the Merger), communicating with employees, consultation regarding material contracts, renewals, and capital commitments to be entered into by NorthWest and its Subsidiaries, making arrangements for employee training prior to the Effective Time, and taking action to facilitate an orderly conversion of data processing operations to occur promptly following the Effective Time.

          6.10 Advice of  Changes.  Pacific and  NorthWest  shall each  promptly
               ------------------
advise the other party of any change or event having, or that would be reasonably likely to have, a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein.

          6.11  Advisory  Board.  Pacific  shall,  effective as of the Effective
                ---------------
Date, cause each individual who is currently serving as a director of NorthWest (other than members of the Northwest board of directors who become directors of the Surviving Corporation as provided in Section 1.11 above), if such persons are willing to so serve, to be elected or appointed as members of an advisory board ("Advisory Board") established by Pacific, the function of which shall be to advise Pacific with respect to deposit and lending activities in NorthWest's former market area and to maintain and develop customer relationships. The members of the Advisory Board initially shall be elected or appointed for a term of two years; provided, however, that any Advisory Board member may be removed by Pacific if Pacific makes a good faith determination that such member has a conflict of interest. The Advisory Board will meet at least quarterly. Each member of the Advisory Board shall receive a fee of $125 for each meeting of the Advisory Board that he or she attends. Service on the Advisory Board shall constitute continued service as a director for purposes of the Pacific Options received by members of the Board of Directors of NorthWest in exchange for NorthWest Options.

          6.12  Publicity.  Except as  otherwise  required  by  applicable  law,
                ---------
neither Pacific nor NorthWest shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

          6.13 Accruals and Reserves. To the extent permitted by GAAP, NorthWest
               ---------------------
will establish, immediately prior to the Effective Time of the Merger, such additional accruals and reserves as may be necessary (a) to conform NorthWest's accounting and credit loss reserve practices and methods to those of Pacific and
(b) to provide for the costs and expenses relating to the consummation by NorthWest of the Merger and the other transactions contemplated by this Agreement.

          6.14 Approval of Bank Plan of Merger.  Promptly following execution of
               -------------------------------
this Agreement, Pacific and Northwest will each execute written shareholder consents to approve the Bank Merger.

          6.15  Operation of Business.  Following the  Effective  Time and for a
                ---------------------
period of at least two years thereafter, Pacific will operate the business, including present or future branches, of NorthWest's former banking subsidiary in Whatcom County under the name "Bank NorthWest."

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

          7.1  Conditions to Each Party's  Obligation to Effect the Merger.  The
               -----------------------------------------------------------
respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) Shareholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite affirmative vote of the holders of NorthWest Common Stock. In addition, this Agreement and the Merger shall have been approved by the affirmative vote of a majority of the votes cast on a proposal to approve this Agreement at a meeting of the holders of Pacific Common Stock.

          (b) Other Approvals. All Requisite Regulatory Approvals shall have been obtained and remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, and all other material consents or approvals of any third party required in connection with the consummation of the Merger as set forth in the NorthWest Disclosure Schedule shall have been obtained.

          (c) Registration Statement; Blue Sky. The S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC. Pacific shall have received all state securities law or Blue Sky authorizations necessary to carry out the transactions contemplated by this Agreement.

          (d) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal consummation of the Merger.

          7.2 Conditions to Obligation of Pacific.  The obligation of Pacific to
              -----------------------------------
effect the Merger is also subject to the satisfaction or waiver by Pacific at or prior to the Effective Time of the following conditions:

          (a) Representations and Warranties. The representations and warranties of NorthWest set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. Pacific shall have received a certificate signed on behalf of NorthWest by the Chief Executive Officer and the Chief Financial Officer of NorthWest to the foregoing effect.

          (b) Performance of Obligations of NorthWest. NorthWest shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Pacific shall have received a certificate signed on behalf of NorthWest by the Chief Executive Officer and the Chief Financial Officer of NorthWest to such effect.

          (c) Number of Outstanding Shares. The total number of shares of NorthWest Common Stock outstanding and subject to issuance upon exercise of all warrants, options, conversion rights, and share-equivalents shall not have exceeded 825,000.

          (d) No Casualty Losses, Etc. NorthWest and its Subsidiaries considered as a whole shall not have sustained from the date of this Agreement any material loss or interference with their business from any civil disturbance or any fire, explosion, flood or other calamity, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect.

          (e) No Material Adverse Change. Since December 31, 2002, no change shall have occurred and no circumstances shall exist which have had or might reasonably be expected to have a Material Adverse Effect on NorthWest.

          (f) Resignations. NorthWest shall have delivered the resignations of each member of its board of directors as of the Effective Time, and such resignations shall not have been withdrawn.

          (g) Comfort Certificate. Pacific shall have received from the Chief Executive Officer and Chief Financial Officer of NorthWest a letter, dated as of the effective date of the S-4 and updated as of the Closing Date, to the effect that:

                    (i) the interim quarterly consolidated financial statements of NorthWest are prepared in accordance with GAAP applied on a basis consistent with the audited consolidated financial statements of NorthWest;

                    (ii) from the date of the most recent unaudited consolidated financial statements of NorthWest and its Subsidiaries to a date five days prior to the effective date of the S-4 and to a date five days prior to the Closing, there are no increases in long-term debt, changes in the capital stock or decreases in shareholders' equity of NorthWest and NorthWest's Subsidiaries, except in each case for changes, increases or decreases which the S-4 discloses have occurred or may occur or which are described in such letters;

                    (iii) they are responsible for establishing and maintaining internal controls;

                    (iv) they have designed such internal controls to ensure that material information relating to NorthWest and its Subsidiaries is made known to them by others within those entities;

                    (v) they have evaluated the effectiveness of NorthWest's internal controls as of September 30, 2003;

                    (vi) they have disclosed to NorthWest's auditors, to the audit committee of NorthWest's board of directors, and to Pacific:

                              (A) all significant  deficiencies in the design or
                    operation of internal controls that could adversely affect NorthWest's ability to record, process, summarize, and report financial data and any material weaknesses in internal controls; and

                              (B) to the best of  their  knowledge,  any  fraud,
                    whether or not material, that involves management or other employees who have a significant role in NorthWest's internal controls.

          (h) Legal Opinion. Pacific shall have received an opinion of Graham & Dunn, P.C. substantially in the form attached as Exhibit 7.2 and dated as of the Closing Date.

          (i) Dissenters' Rights. The number of Dissenting Shares shall not exceed in the aggregate fifteen percent (15%) of the outstanding shares of NorthWest Common Stock.

          (j) Corporate Documentation. NorthWest shall have delivered the following to Pacific no later than the Closing:

                              (A)   Certified   copies   of  the   articles   of
                    incorporation and bylaws of NorthWest and each Subsidiary;

                              (B) Certificate of Good Standing of NorthWest issued by the Washington Secretary of State within 10 days of the Closing;

                              (C) Stock  certificates  for all of the issued and
                    outstanding capital stock of each direct and indirect NorthWest Subsidiary; and

                              (D) Such books and  records of  NorthWest  and its
                    Subsidiaries as Pacific may reasonably request.

          7.3 Conditions to Obligation of NorthWest. The obligation of NorthWest
              --------------------------------------
to effect the Merger is also subject to the satisfaction or waiver by NorthWest at or prior to the Effective Time of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Pacific set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. NorthWest shall have received a certificate signed on behalf of Pacific by the Chief Executive Officer and the Chief Financial Officer of Pacific to the foregoing effect.

          (b) Performance of Obligations of Pacific. Pacific shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and NorthWest shall have received a certificate signed on behalf of Pacific by the Chief Executive Officer and the Chief Financial Officer of Pacific to such effect.

          (c) Fairness Opinion. The opinion of D. A. Davidson & Co. dated on or prior to the date hereof to the effect that the consideration to be received by shareholders of NorthWest pursuant to the Merger is fair from a financial point of view shall not have been withdrawn. NorthWest has provided a copy of such opinion to Pacific.

          (d) No Material Adverse Change. Since December 31, 2002, no change shall have occurred and no circumstances shall exist which have had or may reasonably be expected to have a Material Adverse Effect on Pacific.

          (e) Legal Opinion. NorthWest shall have received an opinion of Miller Nash LLP substantially in the form attached as Exhibit 7.3(e) and dated as of the Closing Date.

          (f) Federal Tax Opinion. NorthWest shall have received an opinion of Miller Nash LLP substantially in the form attached as Exhibit 7.3(f) and dated as of the Closing Date to the effect that the Merger will be treated for federal income tax purposes as part of one or more reorganizations within the meaning of
Section 368 of the Code. In rendering such opinion, Miller Nash LLP may require and rely upon representations contained in certificates of officers of Pacific, NorthWest and others.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

          8.1 Termination. This Agreement may be terminated at any time prior to
              -----------
the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of NorthWest or Pacific:

          (a) by mutual written consent of Pacific and NorthWest;

          (b) by either the board of directors of Pacific or the board of directors of NorthWest (i) if any Governmental Entity which must grant a Requisite Regulatory Approval has denied approval of the Merger or the Bank Merger and such denial has become final and nonappealable or (ii) any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

          (c) by either the board of directors of Pacific or the board of directors of NorthWest if the Merger shall not have been consummated on or before May 31, 2004, unless the failure of the Closing to occur by such date shall be due to the breach by the party seeking to terminate this Agreement of any representation, warranty, covenant, or other agreement of such party set forth herein;

          (d) by either the board of directors of Pacific or the board of directors of NorthWest (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within 30 days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing;

          (e) by either Pacific or NorthWest if any approval of the shareholders of Pacific or NorthWest required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or at any adjournment or postponement thereof (unless Section 8.1(g) shall apply, in which case it shall control);

          (f) by the board of directors of NorthWest upon written notice to Pacific if the board of directors of NorthWest shall in good faith determine that a Takeover Proposal (as defined below) constitutes a Superior Proposal (as defined below); provided, however, that NorthWest shall not be permitted to terminate this Agreement pursuant to this Section 8.1(f) unless (i) it has not breached any covenant contained in this Agreement, (ii) concurrently with such notice of termination it has entered into a letter of intent, acquisition agreement or similar agreement relating to such Superior Proposal, (iii) it has provided Pacific at least five days' prior written notice advising Pacific that the board of directors of Northwest is prepared to accept a Superior Proposal and given Pacific, if it so elects, an opportunity to amend the terms of this Agreement (and negotiated with Pacific in good faith with respect to such terms) in such a manner as would enable Northwest's board of directors to proceed with the transactions contemplated by this Agreement, and (iv) it delivers to Pacific simultaneously with such notice of termination the fee referred to in Section 8.2 below. As used in this Agreement: "Takeover Proposal" means a bona fide proposal or offer by a person to make a tender or exchange offer, or to engage in a merger, consolidation or other business combination involving NorthWest or to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of, NorthWest; and "Superior Proposal" means a bona fide proposal or offer made by a person to acquire NorthWest pursuant to a tender or exchange offer for all of the outstanding NorthWest Common Stock, a merger, consolidation or other business combination, or an acquisition of all or substantially all of the assets of NorthWest and NorthWest Subsidiaries, on terms which the board of directors of NorthWest shall determine in good faith, after taking into account the advice of counsel, to be more favorable to NorthWest and its shareholders than the transactions contemplated hereby; or

          (g) by Pacific upon written notice to NorthWest if (A) the board of directors of NorthWest fails to recommend, withdraws, or modifies in a manner materially adverse to Pacific, its approval or recommendation of this Agreement or the transactions contemplated hereby, or (B) after a third party shall have made a proposal to NorthWest or its shareholders to engage in or entered into an agreement with respect to an Acquisition Event (as defined below) or an Acquisition Event shall have occurred, the transactions contemplated hereby are not approved at the meeting of NorthWest shareholders contemplated by this Agreement. "Acquisition Event" means any of the following: (i) a merger, consolidation or similar transaction involving NorthWest or any successor, (ii) a purchase, lease or other acquisition in one or a series of related transactions of assets of NorthWest or any of the NorthWest Subsidiaries representing 25 percent or more of the consolidated assets of NorthWest and its Subsidiaries or (iii) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction) in one or a series of related transactions of beneficial ownership of securities represent 25 percent or more of the voting power of NorthWest or its Subsidiaries, in each case with or by a person or entity other than Pacific or an affiliate of Pacific.

          8.2 Termination  Payment. If (a) this Agreement is terminated pursuant
              --------------------
to Section 8.1(f), or (b) this Agreement is terminated pursuant to Section 8.1(g) and prior to or within 12 months after such termination, NorthWest or Bank NorthWest shall enter into an agreement or publicly announce an intention, to engage in an Acquisition Event, or an Acquisition Event shall have occurred, then NorthWest shall promptly pay to Pacific a fee equal to $1,000,000.

          8.3  Effect  of  Termination.  In the  event  of  termination  of this
               -----------------------
Agreement by either Pacific or NorthWest as provided in Section 8.1, none of Pacific, NorthWest, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability or further obligation of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except the following provisions shall apply:

          (a) Sections 6.2(b), 8.2, 8.4, 9.1 and 9.2 shall survive any termination of this Agreement;

          (b) In the event of a termination by Pacific under Section 8.1(d) or failure by NorthWest to use reasonable efforts to consummate the Merger in accordance with the terms of this Agreement, NorthWest shall promptly, but in no event later than five business days after termination, pay to Pacific a fee of $250,000;

          (c) In the event of a termination by NorthWest under Section 8.1(d) or failure by Pacific to use reasonable efforts to consummate the Merger in accordance with the terms of this Agreement, Pacific shall promptly, but in no event later than five business days after termination, pay to NorthWest a fee of $250,000; and

          (d) Notwithstanding anything to the contrary contained in this Agreement, neither Pacific nor NorthWest shall be relieved or released from any liabilities or damages arising out of a willful breach of any provision of this Agreement.

          8.4 Attorney  Fees. In the event any party shall seek  enforcement  of
              --------------
any provision of this Article VIII, the party that substantially prevails in such enforcement proceeding shall be entitled to recover reasonable costs and attorney fees (including at trial and on appeal). The prevailing party shall be the party which prevails affirmatively or defensively on claims having the greatest value or importance as determined by the court.

          8.5 Amendment; Waiver.
              -----------------

          (a) Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of NorthWest; provided, however, that after any approval of the transactions contemplated by this Agreement by NorthWest's shareholders, there may not be, without further approval of such shareholders, any amendment of this Agreement that reduces the amount or changes the form of the consideration to be delivered to the NorthWest shareholders hereunder other than as contemplated by this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          (b) At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any approval of the transactions contemplated by this Agreement by NorthWest's shareholders, there may not be, without further approval of such shareholders, any extension or waiver of this Agreement or any portion thereof which reduces the Exchange Ratio or changes the form of the consideration to be delivered to the NorthWest shareholders hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE IX
                               GENERAL PROVISIONS

          9.1 Nonsurvival of Representations,  Warranties, and Agreements.  None
              -----------------------------------------------------------
of the representations, warranties, covenants, and agreements in this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, and agreements, shall survive the Effective Time, except for those covenants and agreements that by their terms apply in whole or in part after the Effective Time.

          9.2 Expenses.  All costs and expenses incurred in connection with this
              --------
Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense; provided, however, that the costs and expenses of printing and mailing the Joint Proxy Statement shall be borne equally by Pacific and NorthWest.

          9.3 Notices. All notices and other  communications  hereunder shall be
              -------
in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested), or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a) if to Pacific, to:

                        Pacific Financial Corporation
                        300 E. Market Street
                        Aberdeen, Washington 98520
                        Facsimile:  (360) 532-1150
                        Attention:  Dennis A. Long, President

            with copies to:

                        Miller Nash LLP
                        111 S.W. Fifth Avenue, Suite 3400
                        Portland, Oregon  97204
                        Facsimile:  (503) 224-0155
                        Attention:  Mary Ann Frantz, Esq.

      and

            (b) if to NorthWest, to:

                        BNW Bancorp, Inc.
                        100 Grand Avenue
                        Bellingham, Washington 98225
                        Facsimile:  (360) 738-8166
                        Attention:  Donald Zimmerman

            with copies to:

                        Graham & Dunn, P.C.
                        Pier 70
                        2801 Alaskan Way, Suite 300
                        Seattle, Washington  98121
                        Facsimile:  (206) 340-9599
                        Attention:  Stephen M. Klein, Esq.

          9.4  Interpretation.  When a reference  is made in this  Agreement  to
               --------------
Sections, Exhibits, or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," and "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No provision of this Agreement shall be construed to require NorthWest, Pacific, or any of their respective Subsidiaries or affiliates to take any action that would violate any applicable law, rule, or regulation.

          9.5 Counterparts.  This Agreement may be executed in counterparts, all
              ------------
of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          9.6 Entire Agreement.  This Agreement (including the documents and the
              ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof other than the Confidentiality Agreement.

          9.7 Governing Law. This  Agreement  shall be governed and construed in
              -------------
accordance with the laws of the State of Washington, without regard to any applicable conflicts of law rules thereof.

          9.8  Severability.  Any term or  provision of this  Agreement  that is
               ------------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provision of this Agreement in any other jurisdiction. If any provision of this Agreement is so

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

broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          9.9  Assignment.  Neither  this  Agreement  nor  any  of  the  rights,
               ----------
interests, or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.7, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          IN WITNESS WHEREOF, Pacific and NorthWest have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    PACIFIC FINANCIAL CORPORATION


                                    By     /s/ Dennis A. Long
                                           ------------------------------
                                    Title  President and Chief Financial Officer



                                    BNW BANCORP, INC.


                                    By     /s/ Donald Zimmerman
                                           ------------------------------
                                    Title  President and Chief Financial Officer

                       EXHIBITS AND DISCLOSURE SCHEDULES

EXHIBITS

1.13    Agreement of Merger

6.5     Affiliate Agreements

7.2(h)  Opinion of Graham & Dunn, P.C.

7.3(e)  Opinion of Miller Nash LLP

7.3(f)  Federal Tax Opinion of Miller Nash LLP


NORTHWEST DISCLOSURE SCHEDULE

PACIFIC DISCLOSURE SCHEDULE


All exhibits and disclosure schedules have been omitted. Copies will be furnished to the Commission supplementally upon request.


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